Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[X]   Filed by the registrant
[ ]   Filed by a party other than the registrant


Check the appropriate box:
[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           JOACHIM BANCORP, INC.

            (Name of Registrant as Specified in Its Charter)

                           JOACHIM BANCORP, INC.

                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   No filing fee required.
[ ]   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A

(2)  Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)  Proposed maximum aggregate value of transaction:
                              N/A

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A

(2)  Form, schedule or registration statement no.:
                             N/A
(3)  Filing party:
                             N/A
(4)  Date filed:
                             N/A

                               June 9, 1997




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Joachim Bancorp, Inc. to be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 16, 1997, at 2:00 p.m., Central Time.

     The Notice of the Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Michael Trokey & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure you shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,




                              Bernard R. Westhoff
                              President and Chief Executive Officer

                           JOACHIM BANCORP, INC.
                               Plaza Square
                          DeSoto, Missouri  63020
                              (314) 586-8821

------------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On July 16, 1997
------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Joachim Bancorp, Inc. ("Company") will be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 16, 1997, at 2:00 p.m., Central Time, for the following purposes:

          1. To elect two directors to three-year terms and one director to a two-year term;

          2. To ratify the appointment of Michael Trokey & Company, P.C. as auditors for the Company for the fiscal year ending March 31, 1998; and

          3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 27, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              LEE ELLEN HOGAN
                              SECRETARY

DeSoto, Missouri
June 9, 1997
------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                              PROXY STATEMENT
                                    OF
                           JOACHIM BANCORP, INC.
                               Plaza Square
                          DeSoto, Missouri  63020
                              (314) 586-8821

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                               July 16, 1997
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Joachim Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company. The Annual Meeting will be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 16, 1997, at 2:00 p.m., Central Time. The Company is the holding company for Joachim Federal Savings and Loan Association ("Association"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 9, 1997.

------------------------------------------------------------------------------
                      VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on May 27, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of May 27, 1997, the Company had 722,415 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the ratification of the appointment of Michael Trokey & Company, P.C. as auditors for the Company.
If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposal to be voted upon, stockholders may vote for the proposal, against the proposal or may abstain from voting. Ratification of the appointment of Michael Trokey & Company, P.C. as auditors will require the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Thus, abstentions on the Company's proposal to ratify the appointment of auditors will have the effect of a vote against such proposal. Broker non-votes will have no effect on the outcome of the vote.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Joachim Federal Savings and Loan Association ESOP.
If a shareholder is a participant in the Joachim Federal Savings and Loan Association Employee Stock Ownership Plan (the"ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 27, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock at May 27, 1997.

     The following table also sets forth, as of May 27, 1997, information as to the shares of Common Stock beneficially owned by (a) each director, (b) the chief executive officer and (c) all executive officers and directors of the Company as a group.

                                        Amount and Nature     Percent of
                                        of Beneficial         Common Stock
Name                                    Ownership (1)         Outstanding
--------------------------------        -------------         -----------
Beneficial Owners of More Than 5%
Joachim Federal Savings                       60,567            8.4%
  and Loan Association

Employee Stock Ownership Plan Trust
Keith Hutson                                  39,597(2)         5.5
Karen Hutson
835 Progress Drive
Farmington, MO 63640

Directors and Chief Executive Officer
Douglas G. Draper                              5,760              *
Andrew H. England                              5,760              *
Lee Ellen Hogan                                8,273            1.1
Margaret F. Smith                              2,760              *
Bernard R. Westhoff**                          8,402            1.2
James H. Wilkins                               7,760            1.1
Stokely R. Wischmeier                         27,760(3)         3.8

All Executive Officers and                    72,657            9.9
Directors as a Group (eight persons)

__________
*   Less than 1% of shares outstanding.
**  Mr. Westhoff is the President and Chief Executive Officer of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Association's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mrs. Hogan, 2,320 shares; Mr. Westhoff, 3,160 shares; all executive officers and directors as a group, 7,162 shares. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of May 27, 1997 through the exercise of stock options granted pursuant to the Company's stock option plan: Mr. Draper, 760; Mr. England, 760; Mrs. Hogan, 1,825; Mrs. Smith, 760; Mr. Westhoff, 3,042; Mr. Wilkins, 760; Mr. Wischmeier, 760; and all executive officers and directors as a group, 9,580. The table does not include 30,417 unvested shares of restricted stock held by a trust under the Company's 1996 Management Recognition and Development Plan for which Messrs. Westhoff, Draper and Wischmeier serve as trustees and exercise voting power. Participants in the plan have no voting or investment power for restricted shares awarded under the plan until such shares vest in accordance with plan provisions. After vesting, the participant has sole investment and voting power.
(2) This information is based on a Schedule 13D dated April 2, 1996. The filing indicates that Keith Hutson and Karen Hutson have joint ownership and, therefore, shared voting and dispositive power, with respect to 39,597 shares of Common Stock.
(3) Includes 10,000 shares owned by a pension plan for which Mr. Wischmeier acts as trustee and exercises voting power.

------------------------------------------------------------------------------
                    PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected to the class of directors whose terms end in 2000, and one director will be elected to the class of directors whose terms end in 1999. The Board of Directors has nominated Margaret F. Smith and James H. Wilkins for election to the class of directors whose terms end in 2000. Both nominees are current members of the Board of Directors. The Board of Directors has nominated Lee Ellen Hogan for election to the class of directors whose terms end in 1999. During the year ended March 31, 1997, the Board of Directors elected Lee Ellen Hogan, the Senior Vice President, Secretary and Treasurer of the Company and the Association, to fill the vacancy created by the death of Director Adolph J. Schatzle.

     It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that stockholders vote "FOR" the election of Mrs. Smith, Mr. Wilkins and Mrs. Hogan.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                   Year First              Year
                                   Elected                 Term
     Name             Age(1)       Director(2)             Expires
     ----             ------       -----------             -------
                              BOARD NOMINEES
Margaret F. Smith       77             1963                 2000 (3)
James H. Wilkins        76             1975                 2000 (3)
Lee Ellen Hogan         47             1996                 1999 (3)

                       DIRECTORS CONTINUING IN OFFICE

Bernard R. Westhoff     55             1993                 1998
Stokely R. Wischmeier   44             1987                 1998
Andrew H. England       85             1962                 1999
Douglas G. Draper       67             1986                 1999

__________
(1) At March 31, 1997.
(2) Includes prior service on the Board of Directors of the Association.
(3) Assuming re-election at the Annual Meeting.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office are set forth below:

     Margaret F. Smith is a retired tire store owner. She currently is a member of the Compensation and Audit Committees.

     James H. Wilkins is a retired railroad car shop superintendent. He currently serves on the Loan, Proxy, Investment and Asset and Liability Committees.

     Lee Ellen Hogan is Senior Vice President, Treasurer and Secretary of the Company and the Association. She has been associated with the Association since 1968 and has been involved in all areas of operations and lending. Mrs. Hogan is currently a member of the Loan, Investment and Asset and Liability Committees. Mrs. Hogan is a member and past secretary of the DeSoto Chamber of Commerce.

     Bernard R. Westhoff has served as President of the Association since 1988. Prior to joining the Association, Mr. Westhoff was affiliated with Boatmen's Bank of DeSoto for 14 years. He currently serves on the Loan, Investment and Asset and Liability Committees. Mr. Westhoff is the director and treasurer of the DeSoto Chamber of Commerce and the secretary-treasurer of the DeSoto Industrial Development Corporation.

     Stokely R. Wischmeier is the President and part owner of Hopson Lumber Co., with which he has been associated for 12 years. He is currently a member of the Loan, Proxy, Compensation and Audit Committees. Mr. Wischmeier is a member and past vice-president of the DeSoto Park Board and a member of the DeSoto Industrial Development Authority.

     Andrew H. England is a retired funeral home owner and director. Mr. England was elected Chairman of the Board in 1993. He currently serves on the Loan, Investment and Proxy Committees.

     Douglas G. Draper is the Chairman of the Board and former owner of Hillsboro Title Co., Inc. He is currently a member of the Audit, Loan, Asset and Liability and Compensation Committees. Mr. Draper is a member of the Hillsboro Rotary Club and a past director of the Jefferson County Growth and Development Association.

------------------------------------------------------------------------------
               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Association conduct their business through meetings and committees of the Boards. During the fiscal year ended March 31, 1997, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Association held 12 meetings. No director of the Company or the Association attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The Board of Directors of the Company has an Audit Committee, consisting of Directors Smith, Wischmeier and Draper, which is responsible for meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Board also receives and reviews the reports and findings and other information presented to them by the Company's outside auditor. The Audit Committee met one time during the fiscal year ended March 31, 1997.

     The Compensation Committee, consisting of Directors Draper, Smith and Wischmeier, is responsible for making recommendations to the full Board of Directors on annual salary increases and bonuses. The Compensation Committee met two times during the fiscal year ended March 31, 1997.

     The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the nominating committee during the year ended March 31, 1997.

     The Association also has standing Loan, Investment, Proxy, and Asset and Liability Committees.

------------------------------------------------------------------------------
                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors of the Association received a fee of $500 per month during the year ended March 31, 1997. All of the Directors of the Company are currently Directors of the Association. No separate fees are paid for service on the Board of Directors of the Company.

     During the year ended March 31, 1997, each non-employee director received a grant of 1,521 shares of restricted stock under the Company's 1996 Management Recognition and Development Plan. Each non-employee director also received options to acquire 3,802 shares of the Company's Common Stock under the Company's 1996 Stock Option Plan. Both the restricted stock and the stock options vest ratably over a five-year period.

PAGE

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table.  The following information is furnished for the Chief Executive Officer of the Company.  No other executive officer of the Company or the Association received salary and bonus in excess of $100,000 during the year ended March 31, 1997.
                                                                    Long-Term Compensation
                                Annual Compensation                         Awards
                           ---------------------------------        -----------------------
                                                                    Restricted   Securities
Name and                                        Other Annual        Stock        Underlying  All Other
Position             Year  Salary($)  Bonus($)  Compensation($)(2)  Award($)(3)  Options(#)  Compensation($)
------------------   ----  --------   --------  ------------------  -----------  ----------  ------------
Bernard R. Westhoff  1997   $77,662(1) $10,000            --            $94,100     15,209      25,284(4)
 Chief Executive     1996    73,550     10,000            --                --         --       16,925
 Officer and         1995    68,963      9,000            --                --         --          --
 President

__________
(1) Includes Board of Directors fees of $6,000.
(2) Excludes certain additional benefits that did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Represents the total value of the award of 7,604 shares of restricted stock on July 17, 1996.  Such award will vest ratably over a five-year period.  At March 31, 1997, the value of the unvested restricted stock award was $106,456.
(4) Represents contributions to the Association's ESOP on behalf of Mr. Westhoff.

     Employment Agreements. On December 27, 1995, the Company and the Association (collectively, the "Employers") entered into a three-year employment agreement with Mr. Westhoff. Under the agreement, the current salary level for Mr. Westhoff is $72,100, which amount is paid by the Association and may be increased at the discretion of the Board of Directors of the Association or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations. In December 1996, Mr. Westhoff's employment agreement was extended one year to December 27, 1999.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Westhoff is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payments from the Employers will equal 2.99 times Mr. Westhoff's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 1997, Mr. Westhoff would be entitled to a severance payment of approximately

$218,710. Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Westhoff's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Westhoff voluntarily terminates employment, except in the event of a change in control.

     Options Grants in Last Fiscal Year. The following table sets forth information regarding stock option grants to the Chief Executive Officer during the year ended March 31, 1997.

                                         Percent of
                    Number of            Total Options
                    Securities           Granted to
                    Underlying           Employees in  Exercise    Expiration
Name                Options Granted (#)  Fiscal Year   Price ($)   Date
------------------- ---------------      -----------   -------     ----------
Bernard R. Westhoff     15,209               40%      $12.3125   July 17, 2006

     Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1997 and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer.

                                                                               Value of Unexercised
                    Shares                    Number of Securities             In-the-Money Options
                    Acquired on  Value        Underlying Unexercised Options   at Fiscal Year End($)(1)
Name                Exercise(#)  Realized($)  Exercisable     Unexercisable    Exercisable   Unexercisable
------------------- -----------  -----------  -----------     -------------    -----------   -------------
Bernard R. Westhoff         --           --           --           15,209       $      --     $  25,665

__________
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 1997 less the option exercise price.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1997 its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to the Association's executive officers and directors at different rates or terms than those offered to the general public or to all employees and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
           PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
------------------------------------------------------------------------------

     Michael Trokey & Company, P.C. served as the Company's independent public accountants for the 1997 fiscal year. The Board of Directors has appointed Michael Trokey & Company, P.C. to be its auditors for the 1998 fiscal year, subject to the ratification by stockholders.

     A representative of Michael Trokey & Company is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Company is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on May 27, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual

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Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Lee Ellen Hogan, Corporate Secretary, Joachim Bancorp, Inc., Plaza Square, DeSoto, Missouri 63020.

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                        STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of stockholders intended to be presented at the Company's annual meeting to be held in 1998 must be received by the Company no later than February 9, 1998 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     In addition, the Company's Bylaws provide that for a stockholder to bring business before a meeting of stockholders or to nominate a candidate for election as a director, the stockholder must deliver written notice to the Secretary not less than thirty nor more than sixty days prior to the date of the meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The notice for bringing business before a meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly describe the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal. The notice for nominating a candidate for election as a director must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee under the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       LEE ELLEN HOGAN
                                       SECRETARY

DeSoto, Missouri
June 9, 1997

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                              REVOCABLE PROXY
                           JOACHIM BANCORP, INC.

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                               July 16, 1997
------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Joachim Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 16, 1997, at 2:00 p.m., Central Time, and at any and all adjournments thereof, as indicated hereon. This proxy also provides voting instructions to the Trustees of the Joachim Federal Savings and Loan Association Employee Stock Ownership Plan for participants with shares allocated to their accounts.

                                                                     FOR ALL
                                            FOR         WITHHELD     EXCEPT

    1.   The election as directors of       [  ]          [  ]       [  ]
         all nominees listed below
         (except as marked to the
         contrary below).

         Margaret F. Smith, James H. Wilkins, Lee Ellen Hogan

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

    _______________________________________


                                                   FOR  AGAINST   ABSTAIN

    2.   The ratification of the appointment of    [ ]    [ ]      [ ]
         Michael Trokey & Company, P.C.
         as auditors for the Company for
         the fiscal year ending March 31, 1998.

    3. In their discretion, upon such other matters as may properly come before the meeting.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         THE ABOVE PROPOSALS.

------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
------------------------------------------------------------------------------

 Please be sure to sign and date       Date
  this Proxy in the box below.         ______________________


 ________________________              _____________________________
  Stockholder sign above               Co-holder (if any) sign above

==============================================================================
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                         JOACHIM BANCORP, INC.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 9, 1997 and the 1997 Annual Report to Stockholders.


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                           PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY


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